UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021 (August 31, 2021)

Osprey Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(212) 920-1345

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFTW	New York Stock Exchange
Warrants, each to purchase one share of Class A common stock	SFTW.WS	New York Stock Exchange
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SFTW.U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

This filing relates to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2021, by and among Osprey Technology Acquisition Corp. (“Osprey”), Osprey Technology Merger Sub, Inc. and BlackSky Holdings, Inc. (“BlackSky”) and related transactions (the “Business Combination”).

On September 1, 2021, Osprey and BlackSky announced that BlackSky and Palantir Technologies Inc. (“Palantir”) entered into a multi-year $16,000,000 strategic partnership. As part of the partnership, Palantir will invest $8,000,000 in the combined company at $10.00 per share for the purchase of 800,000 shares of Osprey Class A common stock (the “Palantir Shares”) pursuant to a subscription agreement (the “Subscription Agreement”) that will close two business days subsequent to the closing of the Business Combination (the “Subscription Closing”).

Subscription Agreement

The Subscription Agreement contains substantially the same terms as the subscription agreements previously disclosed in the February 22, 2021 Current Report on Form 8-K and which Osprey previously entered into with certain third-party investors and certain inside investors.

The Subscription Agreement provides for certain registration rights for Palantir. In particular, Osprey is required to, no later than 45 calendar days following the closing date of the Business Combination, submit to or file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of the Palantir Shares (the “Palantir Resale Registration Statement”). Osprey is also required to use its commercially reasonable efforts to have the Palantir Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following the filing date thereof if the SEC notifies Osprey that it will “review” the Palantir Resale Registration Statement and (b) the 10th business day after the date Osprey is notified (orally or in writing, whichever is earlier) by the SEC that the Palantir Resale Registration Statement will not be “reviewed” or will not be subject to further review. Osprey must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date Palantir no longer hold any shares, (ii) the date all registrable shares held by Palantir may be sold without restriction under Rule 144 and (iii) two years from the date of effectiveness of the Palantir Resale Registration Statement.

The Subscription Agreement will terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the mutual written agreement of Palantir and Osprey, and (c) 11:59 PM Pacific Time on September 21, 2021 if the Subscription Closing has not occurred on or before such date.

A copy of the press release issued on September 1, 2021 in connection with the Palantir transactions is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement, the form of which is included as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Palantir Master Subscription Agreement

On August 31, 2021, BlackSky and Palantir also entered into a software subscription agreement (the “Palantir Master Subscription Agreement”) which grants BlackSky access to Palantir Foundry, an enterprise platform run by Palantir. BlackSky will offer a combined solution that integrates Spectra AI with Palantir Foundry to expand the delivery of high-resolution imagery and deep analytics to customers worldwide. The capabilities of the combined solution were successfully demonstrated in a series of exercises with experienced geospatial intelligence customers earlier this year. Pursuant to the terms of the Palantir Master Subscription Agreement, in exchange for receipt of the Palantir products, BlackSky is required to pay fees to Palantir for an aggregate payment of $8,000,000.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release

99.2	Subscription Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This document relates to the proposed transactions between the Company and BlackSky. In connection with the business combination, on May 13, 2021, the Company filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), as amended on June 25, 2021, July 14, 2021, and August 2, 2021, which includes a document that serves as a prospectus and proxy statement of the Company, referred to as a proxy statement/prospectus. In connection with the proposed business combination, on August 11, 2021, the Company filed with the SEC a definitive proxy statement/prospectus. The Company commenced mailing the definitive proxy statement/prospectus to its stockholders on August 11, 2021. A proxy statement/prospectus will be sent to all stockholders of the Company. The Company also will file other documents regarding the proposed transactions with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://www.osprey-technology.com/ or from the Company upon written request to 1845 Walnut Street, Suite 1111, Philadelphia, Pennsylvania 19103.

Participants in Solicitation

The Company and BlackSky and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the previously announced proposed transactions with BlackSky. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on May 12, 2021, and in the Company’s registration statement on Form S-4, which was filed by the Company with the SEC in connection with the business combination on May 13, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which was filed by the Company with the SEC on May 13, 2021 in connection with the business combination.

A list of the names of such directors and executive officers and information regarding their interests in the transactions are or will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s registration on Form S-1 (File No. 333-234180), the registration statement on Form S-4 discussed above and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and BlackSky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor BlackSky gives any assurance that either BlackSky or the Company, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Osprey Technology Acquisition Corp.
Date: September 1, 2021

	By:	/s/ Jeffrey Brotman
	Name:	Jeffrey Brotman
	Title:	Chief Financial Officer, Chief Legal Officer and Secretary

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